UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  October 12, 2010 (October 5, 2010)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

11757 Katy Freeway
Houston, Texas 77079
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2010, at a special meeting of the Board of Directors (the “Board”) of INX Inc. (the “Company”), the Board unanimously adopted an amendment to the Company’s Amended and Restated Bylaws (the “Amendment”), effective as of October 5, 2010.  The Amendment creates a new executive officer position, the Executive Chairman, and sets forth the responsibilities and duties of the Executive Chairman and the Chief Executive Officer.

The above description is qualified in its entirety by reference to the amendment to the Bylaws, which is filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	Amendment to the Amended and Restated Bylaws of INX Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2010	INX Inc.
By: /s/ James H. Long Name: James H. Long Title: Executive Chairman

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to the Amended and Restated Bylaws of INX Inc.